UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 20, 2022

FIRST NORTHERN COMMUNITY BANCORP
(Exact Name of Registrant as Specified in Its Charter)

000-30707
(Commission File Number)

California	68-0450397
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

195 N FIRST STREET
DIXON, California 95620
(Address of principal executive offices, including zip code)

(707) 678-3041
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02  DEPARTURE OF DIRECTOR OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b) and (c) Retirement and Appointment of Principal Executive Officer

On May 20, 2022, the Company announced that Louise A. Walker will retire as the President and Chief Executive Officer of First Northern Community Bancorp (the “Company”) and its subsidiary, First Northern Bank (the “Bank”), effective December 31, 2022, and that Jeremiah Z. Smith, currently the Company’s Senior Executive Vice President and Chief Operating Officer, will be her successor.  Mr. Smith will be promoted to President and Chief Executive Officer of the Company and the Bank effective January 1, 2023.   Mr. Smith, [46], joined the Company in May 2003 as Executive Vice President and Chief Financial Officer, serving in that position until October 2014, when he became Senior Executive Vice President and Chief Operating Officer of the Company and the Bank.  Mr. Smith earned his Bachelor of Science degree in Finance from California State University, Sacramento. Mr. Smith received a graduate certificate from the Pacific Coast Banking School at the University of Washington. Mr. Smith does not have any family relationships with any of the Company’s other officers or directors, and Mr. Smith does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. The Company expects to enter into an amended employment agreement with Mr. Smith prior to the end of the year and will file an amendment to this Current Report on Form 8-K disclosing additional information regarding the amended terms of Mr. Smith’s employment when they have been determined.

(d) Appointment of Director

The Company also announced on May 20, 2022, that, effective upon Mr. Smith’s promotion to President and Chief Executive Officer, he will also be appointed to the Board of Directors of the Company and the Bank.  Mr. Smith will not receive any additional compensation for his service on the Board of Directors of the Company or the Bank.  Following her retirement, Ms. Walker will continue to serve as a member of the Board of Directors of the Company and the Bank and will receive standard director fees.

ITEM 7.01 REGULATION FD DISCLOSURE

A press release, dated May 20, 2022, is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

A letter to the shareholders and employees, dated May 20, 2022, is furnished as Exhibit 99.2 hereto and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1 Press Release, dated May 20, 2022

99.2 Letter to Shareholders and Employees, dated May 20, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2022	First Northern Community Bancorp (Registrant)

/s/ Jeremiah Z. Smith
By: Jeremiah Z. Smith
Senior Executive Vice President/
Chief Operating Officer

EXHIBIT INDEX

Exhibit	Document

99.1	Press Release, dated May 20, 2022

99.2	Letter to Shareholders and Employees, dated May 20, 2022